SUMMARY PROSPECTUS March 1, 2013

AllianceBernstein Core Opportunities Fund

Ticker: Class A–ADGAX; Class B–ADGBX; Class C–ADGCX; Advisor Class–ADGYX; Class R–ADGRX; Class K–ADGKX; Class I–ADGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated March 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

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INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 59 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 114 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares	Class R, K, and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.55%	.55%	.55%	.55%	.55%	.55%	.55%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.25%	.34%	.26%	.25%	.21%	.20%	.09%
Other Expenses	.47%	.46%	.47%	.47%	.47%	.48%	.46%

Total Other Expenses	.72%	.80%	.73%	.72%	.68%	.68%	.55%

Total Annual Fund Operating Expenses Before Waiver	1.57%	2.35%	2.28%	1.27%	1.73%	1.48%	1.10%

Fee Waiver and/or Expense Reimbursement(c)	(.22)%	(.30)%	(.23)%	(.22)%	(.18)%	(.18)%	(.05)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.05%	2.05%	1.05%	1.55%	1.30%	1.05%

(a)	Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	The fee waiver and/or expense reimbursement will remain in effect until March 1, 2014 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to that date.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
After 1 Year	$557	$608	$308	$107	$158	$132	$107
After 3 Years	$878	$905	$691	$381	$527	$449	$345
After 5 Years	$1,223	$1,229	$1,201	$676	$921	$789	$602
After 10 Years	$2,193	$2,468	$2,601	$1,515	$2,025	$1,749	$1,337

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$208	$208
After 3 Years	$705	$691
After 5 Years	$1,229	$1,201
After 10 Years	$2,468	$2,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely U.S., companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser’s valuation model.

The Adviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Effective March 1, 2010, the Fund changed its name from AllianceBernstein Focused Growth and Income Fund to AllianceBernstein Core Opportunities Fund.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Individuals—U.S.” then “Products & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 19.12%, 2nd quarter, 2003; and Worst Quarter was down -23.36%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2012)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	10.69%	0.38%	6.99%

	Return After Taxes on Distributions	10.69%	0.36%	6.18%

	Return After Taxes on Distributions and Sale of Fund Shares	6.95%	0.31%	5.90%
Class B	Return Before Taxes	11.27%	0.95%	7.04%
Class C	Return Before Taxes	13.87%	0.54%	6.69%
Advisor Class**	Return Before Taxes	16.05%	1.57%	7.78%
R**	Return Before Taxes	15.41%	1.09%	7.25%
K**	Return Before Taxes	15.75%	1.35%	7.54%
I**	Return Before Taxes	15.93%	1.68%	7.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%
Russell 1000™ Value Index (reflects no deduction for fees, expenses or taxes)		17.51%	0.59%	7.38%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Inception dates: 3/1/10 for Adviser Class shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Advisor Class, Class R, Class K and Class I shares is the performance of the Fund’s Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Advisor Class, Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Frank V. Caruso	Since inception	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None
Class A, Class R, Class K and Class I Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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